Exhibit 99.1

2020 J.P. Morgan High Yield and Leveraged Finance Conference Bob Udell, President and CEO February 25, 2020

Safe Harbor 2 The Securities and Exchange Commission (“SEC”) encourages companies to disclose forward - looking information so that investors can better understand a company’s future prospects and make informed investment decisions. Certain statements in this communication are forward - looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward - looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results. There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward - looking statements. These risks and uncertainties include a number of factors related to our business, including economic and financial market conditions generally and economic conditions in our service areas; various risks to the price and volatility of our common stock; changes in the valuation of pension plan assets; the substantial amount of debt and our ability to repay or refinance it or incur additional debt in the future; our need for a significant amount of cash to service and repay the debt restrictions contained in our debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with our possible pursuit of acquisitions; system failures; cyber - attacks, information or security breaches or technology failure of ours or of a third party; losses of large customers or government contracts; risks associated with the rights - of - way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; new or changing tax laws or regulations; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of our network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations; and risks associated with discontinuing paying dividends on our common stock. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward - looking statements are discussed in more detail in our filings with the SEC, including our reports on Form 10 - K and Form 10 - Q. Many of these circumstances are beyond our ability to control or predict. Moreover, forward - looking statements necessarily involve assumptions on our part. These forward - looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “estimate,” “project,” “intend,” “plan,” “should,” “may,” “will,” “would,” “will be,” “will continue” or similar expressions. Such forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Consolidated Communications Holdings, Inc. and its subsidiaries to be different from those expressed or implied in the forward - looking statements. All forward - looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this communication. Furthermore, forward - looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we disclaim any intention or obligation to update or revise publicly any forward - looking statements. You should not place undue reliance on forward - looking statements.

Consolidated Communications Overview Top 10 Fiber Provider in the U.S. • Operations in 23 states • 37,500 fiber route miles • 12,300 on - net buildings • 3,900 fiber connections to wireless providers • Diverse carrier, commercial and consumer customer base 3

FY 2019 Highlights 4 FY 2019 as compared to FY 2018 Stable Revenue and Adjusted EBITDA Results • Revenue totaled $1.34B • Adjusted EBITDA was $523.5M • Improved EBITDA margins Strategic Revenue Growth • Data & Transport revenue grew 1.7% • Broadband revenue grew 1.6% • Fiber lit buildings increased 18% • Fiber connections to wireless carriers +4.5% Clear Progress on Capital Allocation Plan • Retired $55M in senior unsecured notes at par value • Lowered net debt ratio to 4.33x A d j u s t e d EBITDA $520M - $525M 2019: $523.5M Cash Interest Expense $125M - $130M 2019: $133.2M Cash Income Taxes $1M - $3M 2019: $2.4M Capital E x p e nd i tu r e s $195M - $205M 2019: $232.2M Free Cash Flow $145M - $155M 2019: $121.6M 2020 Guidance

Consolidated Strategic Imperatives Stabilize EBITDA, Grow Free Cash Flow • Produce stable earnings and cash flow; disciplined investments with the highest return • Strong cash flow from wireless partnerships generated ~$36M distributions in 2019 Leverage Fiber Assets Across Three Customer Groups • Top 10 fiber provider in the U.S.; 23 states; 37,500+ fiber route miles • Consumer, Commercial and Carrier growth opportunities • Competitive, next - generation products and services Execute on Disciplined Capital Allocation Plan • Pay down debt to achieve 2020 YE leverage target of <4x net debt to Adjusted EBITDA; refinance no later than mid - 2021 • Utilize substantially all free cash flow to delever and strengthen the balance sheet Strategic Asset Portfolio Review • Continue to evaluate assets for investment or monetization and to ensure all assets have a long - term, strategic fit 5

Stable EBITDA and Cash Flow • Stable EBITDA guidance for 2020 • Lower capex guidance in 2020 • Increased Free Cash Flow A d j u s t e d EBITDA Capital E x p e nd i tu r e s $ 5 20 M - $ 5 25 M 2019: $523.5M $ 1 95 M - $ 2 05 M 2019: $232.2M Free Cash Flow $ 1 45 M - $ 1 55 M 2019: $121.6M Stabilize EBITDA, Grow Free Cash Flow • Produce stable earnings and cash flow; disciplined investments with the highest return • Strong cash flow from wireless partnerships generated ~$36M distributions in 2019 2020 Guidance 6

Consolidated Strategic Imperatives Leverage Fiber Assets Across Three Customer Groups • Top 10 fiber provider in the U.S.; 23 states; 37,500+ fiber route miles • Consumer, Commercial and Carrier growth opportunities • Competitive, next - generation products and services CARRIER opportunities in support of wireless densification; Ethernet solutions supporting national and global providers Increased scale and lit buildings COMMERCIAL opportunities within SMB up to large enterprise Consultative, solutions - based, on - net sales strategy New Channel One Partner Program CONSUMER strategy focused on leading with broadband; 750K homes passed upgraded in past two years Increasing ARPU; CCiTV market expansion in 2020 7

Consolidated Strategic Imperatives Execute on Disciplined Capital Allocation Plan • Senior term loan $1,779M; 3% plus LIBOR • Senior unsecured notes $443M; 6.5% • Revolver capacity: $110M: 3% plus 1% LIBOR floor $ 1 1 0 $ 4 4 3 $ 1 , 7 7 9 2 0 1 9 2 0 2 0 2 0 2 3 R e v o l v er 2 0 2 1 2 02 2 Senior Notes Term Loan • Pay down debt to achieve 2020 YE leverage target of <4x net debt to Adjusted EBITDA; refinance no later than mid - 2021 • Utilize substantially all Free Cash Flow to delever and strengthen the balance sheet • Disciplined Capital Investments; 60% success - based; 40% maintenance Debt Maturity Profile $ in millions 8

CNSL Investment Strengths Consistent and Stable Results Diversified EBITDA and cash flow; transforming the business Successful M&A and integration track record Top 10 Fiber Provider in the U.S. Extensive fiber network across 23 states; 37,500 fiber route miles Diverse Customer Base Commercial, Carrier and Consumer growth opportunities Expanded Broadband Product Portfolio Competitive IP and cloud services across rural, mid - sized markets 9

Questions

1 1 Non - GAAP Measures This presentation includes certain non - GAAP historical and forward - looking financial measures, including but not limited to “EBITDA,” “adjusted EBITDA,” “total net debt to last twelve month adjusted EBITDA ratio,” and “free cash flow.” In addition to providing key metrics for management to evaluate the Company’s performance, we believes these measurements assist investors in their understanding of operating performance and in identifying historical and prospective trends. A reconciliation of the differences between these non - GAAP financial measures and the most directly comparable financial measures presented in accordance with GAAP are available on the Company’s website at https://ir.consolidated.com . Non - GAAP measures are not presented to be replacements or alternatives to the GAAP measures, and investors are urged to consider these non - GAAP measures in addition to, and not in substitution for, measures prepared in accordance with GAAP. Consolidated may present or calculate its non - GAAP measures differently from other companies. Consolidated has filed a Form 8 - K reporting the quarterly results for the fourth quarter of 2019. The 8 - K must be read in conjunction with this presentation and contains additional important details on the quarterly results. .